UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 13, 1999

                        --------------------------------
                         Commission File Number 333-9763
                        --------------------------------

                                 ASC East, Inc.
             (Exact name of registrant as specified in its charter)

         Maine                                          01-0503382
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

P.O. Box 450
Bethel, Maine                                                     04217
(Address of principal executive office)                        (Zip Code)

                                 (207) 824-5196
              (Registrant's telephone number, including area code)
                                 Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 13, 1999, ASC East, Inc. (the "Company") and its parent, American Skiing Company ("ASC") were informed by their independent accountants, PricewaterhouseCoopers LLP ("PwC") that PwC was resigning as independent accountants of the Company and ASC effective on the date of such notice.

     The Audit Committee of ASC's Board of Directors voted to accept PwC's resignation.

     The reports of PwC on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for the two most recent fiscal years ended July 27, 1997 and July 26, 1998, and in the subsequent interim period through March 13, 1999, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report on the financial statements for such years.

     The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 1999, is filed as
Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. Exhibit 16, the letter from PricewaterhouseCoopers LLP regarding the foregoing change in certifying accountants, is being attached in accordance with the provisions of Item 601 of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ASC EAST, INC.



Date:  March 19, 1999                                /s/ Mark J. Miller
--------------------------------                 -------------------------------
                                                     Mark J. Miller
                                                     Senior Vice President
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                       Accounting Officer)

Date:  March 19, 1999                                /s/ Christopher E. Howard
----------------------------                    --------------------------------
                                                       Christopher E. Howard
                                                       Executive Vice President
                                                       (Duly Authorized Officer)